The Bond Fund of America® Prospectus Supplement January 1, 2020 (for prospectus dated March 1, 2019, as supplemented to date)

The following is added to the section titled “The Capital SystemSM” in the “Management and organization” section of the prospectus:

John H. Smet is no longer managing money in the fund.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-388-0120P Printed in USA CGD/AFD/10039-S75931

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

The Bond Fund of America® Statement of Additional Information Supplement January 1, 2020 (for statement of additional information dated March 1, 2019, as supplemented to date)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended to read as follows:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Pramod Atluri	$100,001 – $500,000	3	$237.5	None		None
David J. Betanzos	$100,001 – $500,000	6	$39.7	None		None
David A. Hoag	Over $1,000,000	4	$111.5	None		None
David S. Lee	$100,001 – $500,000	4	$114.9	2	$0.81	11	$4.60
Fergus N. MacDonald	Over $1,000,000	6	$135.2	None		None
Robert H. Neithart	Over $1,000,000	5	$32.9	7	$3.38	6[4]	$2.93

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-389-0120O CGD/10149-S75933